ALPINE ULTRA SHORT TAX OPTIMIZED INCOME FUND AND
ALPINE HIGH YIELD MANAGED DURATION MUNICIPAL FUND

EACH A SERIES OF ALPINE INCOME TRUST

SUPPLEMENT DATED AUGUST 27, 2014
TO THE PROSPECTUS
DATED FEBRUARY 28, 2014

Effective November 1, 2014 the  following sentence replaces the second sentence in the section of the Funds’ Prospectus titled “Dividends, Distributions and Taxes – Dividend and Distributions”:

For the Ultra Short Fund and High Yield Fund, dividends are declared and accrued daily and paid monthly based on upon the Fund’s net investment income (i.e., income other than net realized capital gains).

Please retain this Supplement for future reference.